EX-99.19a-1

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	May-2023
Distribution amount per share	$0.01463

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

		% Breakdown	Total cumulative	% Breakdown of the total
	Current	of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00746	51%	$0.04529	52%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or
Other Capital Source	0.00717	49%	0.04180	48%
Total (per common share)	$0.01463	100%	$0.08709	100%
Average annual total return (in relation to NAV) for the five years ended 4-30-2023				2.45%
Annualized current distribution rate expressed as a percentage of month end NAV as of 4-30-2023				9.49%
Cumulative total return (in relation to NAV) for the fiscal year through 4-30-2023				5.34%
Cumulative fiscal year distributions as a percentage of NAV as of 4-30-2023				4.71%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0523

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	April-2023
Distribution amount per share	$0.01432

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

		% Breakdown	Total cumulative	% Breakdown of the total
	Current	of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00745	52%	$0.03768	52%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or
Other Capital Source	0.00687	48%	0.03478	48%
Total (per common share)	$0.01432	100%	$0.07246	100%
Average annual total return (in relation to NAV) for the five years ended 3-31-2023				2.36%
Annualized current distribution rate expressed as a percentage of month end NAV as of 3-31-2023				9.29%
Cumulative total return (in relation to NAV) for the fiscal year through 3-31-2023				4.43%
Cumulative fiscal year distributions as a percentage of NAV as of 3-31-2023				3.92%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0423

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	March-2023
Distribution amount per share	$0.01460

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

		% Breakdown	Total cumulative	% Breakdown of the total
	Current	of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00847	58%	$0.03023	52%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or
Other Capital Source	0.00613	42%	0.02791	48%
Total (per common share)	$0.01460	100%	$0.05814	100%
Average annual total return (in relation to NAV) for the five years ended 2-28-2023				1.63%
Annualized current distribution rate expressed as a percentage of month end NAV as of 2-28-2023				9.63%
Cumulative total return (in relation to NAV) for the fiscal year through 2-28-2023				1.87%
Cumulative fiscal year distributions as a percentage of NAV as of 2-28-2023				3.19%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0323

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	February-2023
Distribution amount per share	$0.01479

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

		% Breakdown	Total cumulative	% Breakdown of the total
	Current	of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00651	44%	$0.02133	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or
Other Capital Source	0.00828	56%	0.02221	51%
Total (per common share)	$0.01479	100%	$0.04354	100%
Average annual total return (in relation to NAV) for the five years ended 1-31-2023				1.77%
Annualized current distribution rate expressed as a percentage of month end NAV as of 1-31-2023				9.44%
Cumulative total return (in relation to NAV) for the fiscal year through 1-31-2023				4.38%
Cumulative fiscal year distributions as a percentage of NAV as of 1-31-2023				2.32%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0223

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	January-2023
Distribution amount per share	$0.01452

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

		% Breakdown	Total cumulative	% Breakdown of the total
	Current	of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00799	55%	$0.01581	55%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or
Other Capital Source	0.00653	45%	0.01294	45%
Total (per common share)	$0.01452	100%	$0.02875	100%
Average annual total return (in relation to NAV) for the five years ended 12-31-2022				0.82%
Annualized current distribution rate expressed as a percentage of month end NAV as of 12-31-2022				9.68%
Cumulative total return (in relation to NAV) for the fiscal year through 12-31-2022				-0.83%
Cumulative fiscal year distributions as a percentage of NAV as of 12-31-2022				1.60%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0123

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	December-2022
Distribution amount per share	$0.01423

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

		% Breakdown	Total cumulative	% Breakdown of the total
	Current	of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.01423	100%	$0.01423	100%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or
Other Capital Source	0.00000	0%	0.00000	0%
Total (per common share)	$0.01423	100%	$0.01423	100%
Average annual total return (in relation to NAV) for the five years ended 11-30-2022				1.00%
Annualized current distribution rate expressed as a percentage of month end NAV as of 11-30-2022				9.33%
Cumulative total return (in relation to NAV) for the fiscal year through 11-30-2022				-13.19%
Cumulative fiscal year distributions as a percentage of NAV as of 11-30-2022				0.78%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-1222